UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Spark Therapeutics, Inc.
(Exact Name of Registrant as Specified in its Charter)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 31, 2017.

SPARK THERAPEUTICS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 11, 2017
Date: May 31, 2017 **Time:** 8:30 AM EDT
Location: Ballard Spahr LLP
1735 Market Street
48th Floor
Philadelphia, PA 19103

SPARK THERAPEUTICS, INC.
3737 MARKET STREET, SUITE 1300
PHILADELPHIA, PA 19104

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E28852-P90215

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E28853-P90215

Voting items

The Board of Directors recommends you vote
FOR the following proposal:

1. Election of Class II Directors

Nominees

01) Steven M. Altschuler M.D. 02) Lars Ekman M.D., Ph.D.    03) Katherine A. High M.D.

The Board of Directors recommends you vote FOR the following proposal:

2.	To approve, on an advisory basis, the compensation paid to the Company’s named executive officers.

The Board of Directors recommends you vote 1 YEAR for the following proposal:

3.	To recommend, on an advisory basis, the frequency of future stockholder advisory votes on the compensation paid to the Company’s named executive officers.

The Board of Directors recommends you vote FOR the following proposal:

4.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.